UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

NATIONAL OILWELL VARCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas		77036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 713-346-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 17, 2017, National Oilwell Varco, Inc. (the “Company”) held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:

1.	the election of eight members to the Board of Directors;

2.	the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2017;

3.	the approval, on an advisory basis, of the compensation of our named executive officers;

4.	the frequency for the advisory vote on named executive officer compensation to be conducted on an annual basis; and

5.	the proxy access proposal submitted by a stockholder.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Clay C. Williams	290,446,913	9,305,529	1,686,420	29,688,921
Greg L. Armstrong	299,003,574	2,271,736	163,552	29,688,921
Marcela E. Donadio	296,432,360	4,665,234	341,268	29,688,921
Ben A. Guill	295,827,662	5,443,939	167,261	29,688,921
James T. Hackett	283,271,431	17,980,635	186,796	29,688,921
David D. Harrison	295,317,942	5,959,337	161,583	29,688,921
Eric L. Mattson	296,872,176	4,405,079	161,607	29,688,921
William R. Thomas	297,850,193	3,241,678	346,991	29,688,921

The eight directors nominated by the Board of Directors were re-elected to serve one-year terms expiring in 2017. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2017	320,790,718	9,437,062	900,003	0

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3. Approval of the compensation of the Company’s named executive officers	291,863,051	8,687,007	888,804	29,688,921

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4. Frequency for the advisory vote on the Company’s named executive officer compensation	284,315,912	745,193	16,017,098	360,659

The stockholders approved the advisory vote on named executive officer compensation to be conducted on an annual basis. Based on the vote, the Company intends to hold a say on pay vote every year.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5. Approval of the stockholder proposal regarding proxy access	296,143,133	4,906,106	389,623	29,688,921

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017	NATIONAL OILWELL VARCO, INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President